                                                                      Exhibit 24

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 2nd day of November, 1997.




                                        /s/ Warren H. Gfeller
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 2nd day of December, 1997.




                                        /s/ Bryan G. Glazer
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 11th day of November, 1997.




                                        /s/ Edward S. Glazer
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of November, 1997.




                                        /s/ Malcolm I. Glazer
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 5th day of November, 1997.




                                        /s/ R. C. Lassiter
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 5th day of November, 1997.




                                      /s/ Robert V. Leffler, Jr.
                                 -----------------------------------

                               ZAPATA CORPORATION

                               Power of Attorney

            WHEREAS, ZAPATA CORPORATION, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, and may file amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement, in connection with an offering of up to 5,000,000 shares of the Company's common stock, par value $0.25 per share, from time to time pursuant to the Company's 1996 Long-Term Incentive Plan;

            NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joseph
L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of November, 1997.




                                        /s/ David N. Litman
                                 -----------------------------------